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                              Arthur Andersen LLP


                                                                  Exhibit 23(i)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement (No. 33-3422) on Form S-4 and Registration Statement (No. 33-52660) on Form S-8.

                                                  /s/ Arthur Andersen LLP

Cleveland, Ohio
March 29, 2001